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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 16, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

                 Canada              001-32312               98-0442987
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    (State or other jurisdiction    (Commission            (IRS Employer
           of incorporation)        File Number)         Identification No.)

     3399 Peachtree Road NE, Suite 1500, Atlanta, GA           30326
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        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 16, 2006, Novelis Inc. (the "Company") amended the Credit Agreement, dated January 7, 2005, among the Company, Novelis Corporation, Novelis Deutschland GmbH, Novelis UK Limited, Novelis AG, the issuers and lenders party thereto, and Citicorp North America, Inc. (the "Credit Agreement"). Pursuant to the amended agreement, the Company amended its maximum total leverage, minimum interest coverage, and minimum fixed charge coverage ratios for each quarter through the remaining term of the Credit Agreement.

The Company also amended and modified other provisions of the Credit Agreement to permit more efficient ordinary-course operations, including increasing the amounts of certain permitted investments and asset-backed securitizations, permitting nominal quarterly dividends, and the transfer of an intercompany loan to another subsidiary. In return for these amendments and modifications, the Company paid aggregate fees of approximately $3 million to lenders who consented to the amendments and modifications, and agreed to continue paying the higher applicable margins on the Credit Agreement, and the higher unused commitment fees on the revolving credit facilities that were instated with the waiver and consent agreement dated May 11, 2006. Specifically, the Company agreed to a 1.25% applicable margin for Term Loans maintained as Base Rate Loans, a 2.25% applicable margin for Term Loans maintained as Eurocurrency Rate Loans, a 1.50% applicable margin for Revolver Loans maintained as Base Rate Loans, a 2.50% applicable margin for Revolver Loans maintained as Eurocurrency Rate Loans and a
62.5 basis point commitment fee on the unused portion of the revolving credit facility, until such time as the compliance certificate for the fiscal quarter ended March 31, 2008 has been delivered.

This summary of the amendment to the Credit Agreement is qualified in its entirety by the text of the amendment to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

10.1  Amendment No. 2 to Credit Agreement, dated October 16, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOVELIS INC.

Date:  October 17, 2006                              By: /s/ Nichole Robinson
                                                         --------------------
                                                         Nichole Robinson
                                                         Secretary

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                                INDEX TO EXHIBITS

Exhibit Number   Description
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10.1             Amendment No. 2 to Credit Agreement, dated October 16, 2006.